UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 23, 2009

GENESIS CAPITAL CORPORATION OF NEVADA

(Exact name of registrant as specified in its charter)

Nevada	000-27831	91-1947658
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7340 North Highway 27, Suite 218, Ocala, Florida	34482
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (718) 554-3652

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

          The statements contained in this report that are not historical facts are forward-looking statements that represent management’s beliefs and assumptions based on currently available information. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believes,” “intends,” “may,” “will,” “should,” “anticipates,” “expects,” “could,” “plans,” or comparable terminology or by discussions of strategy or trends. Although management believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot give any assurances that these expectations will prove to be correct. Such statements by their nature involve risks and uncertainties that could significantly affect expected results, and actual future results could differ materially from those described in such forward-looking statements.

          Among the factors that could cause actual future results to differ materially are the risks and uncertainties discussed in this report. While it is not possible to identify all factors, management continues to face many risks and uncertainties including, but not limited to, the ability of the Company or a target entity to meet the requirements to close any potential acquisition, the results of operations and profitability of the Company following the acquisition of a new business venture, the acceptance in the market of the products or services offered by the Company following an acquisition. Should one or more of these risks materialize, or should the underlying assumptions prove incorrect, actual results could differ materially from those expected. The Company disclaims any intention or obligation to update publicly or revise such statements whether as a result of new information, future events or otherwise.

Item 1.01 Entry into a Material Definitive Agreement.

The Merger

          Genesis Capital Corporation of Nevada, a Nevada corporation (the “Company”), Genesis Capital Acquisition Corp., a Nevada corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), Lyfetec, Inc., a Nevada corporation (“Lyfetec”), the preferred shareholders of Genesis (the “Preferred Shareholders”), Macada Holding, Inc., and the shareholders of Macada entered into an Agreement and Plan of Merger (the “Merger Agreement”) on September 23, 2009 pursuant to which Merger Sub agreed to merge with and into Lyfetec, with Lyfetec being the surviving corporation. The Merger Agreement is included as Exhibit 2.1 to this Current Report and is the legal document that governs the merger transaction (the “Merger”) and the other transactions contemplated by the Merger Agreement. The discussion of the Merger Agreement set forth herein is qualified in its entirety by reference to Exhibit 2.1.

          In connection with the Merger, each issued and outstanding share of Lyfetec common stock (“Lyfetec Common Stock”) will be converted into the right to receive an as of yet to be determined number of shares of the Company’s common stock (“Exchange Ratio”). In addition, the Preferred Shareholders shall receive cash consideration of $350,000, the payment of which shall be secured by 500,000 shares of Company newly issued Series C Preferred Stock. At such time as the cash consideration has been paid, the unredeemed balance of the Series C Preferred

Stock shall be converted into shares of Company common stock, all of the Company’s preferred stock shall be cancelled and Richard Astrom and Christopher Astrom shall resign as officers and directors of the Company. Effective within five (5) of the Closing of the Merger Agreement, the Company’s board of directors shall have appointed Steven Cohen to it board.

          The Exchange Ratio shall be adjusted to reflect appropriately the effect of any stock split, stock dividend, reorganization, recapitalization, reclassification, combination or other like change with respect to the capital stock of the Company or Lyfetec occurring on or after the date of the Merger Agreement and prior to the Closing.

          As of the date of this Report, the Company has issued and outstanding the following securities: (i)10,048 shares of common stock, (ii) 5,000,000 shares of Series A Preferred Stock and (iii) 5,000,000 shares of Series B Preferred Stock.

          Assuming no stockholder of Lyfetec elects dissenters' rights and that the capitalization of either company does not change prior to the Closing, the stockholders of Lyfetec in the aggregate will be issued, at the Closing an as of yet to be determined number of shares of the Company’s common stock in exchange for all the outstanding shares of Lyfetec capital stock.

          The issuance of the shares of Common Stock to the Lyfetec stockholders in the Merger will be made in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation D promulgated thereunder. As such, the shares of the Company’s common stock may not be offered or sold unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering these securities has been filed with the United States Securities and Exchange Commission (“Commission”) or with any state securities commission with respect to the Merger.

          The Company and Lyfetec have each agreed to continue to operate their business in the ordinary course prior to the Merger. Under the Merger Agreement, each of the Company and Lyfetec has agreed to do certain things, some of which are conditions to the Merger transaction. Each party is obligated to: (a) obtain all necessary approvals for various aspects of the transaction, (b) give the other access to the records and personnel to complete due diligence review, and (c) proceed expeditiously to undertake all actions so as to be able to consummate the Merger.

          The respective Boards of Directors of the Company and Lyfetec have or shall approve the Merger Agreement and the transactions contemplated thereunder. The Merger Agreement and the transactions contemplated thereunder require the approval of Mateo’s stockholders before the Merger can be consummated. The parties expect the closing of the transactions under the Merger Agreement to occur on or about by February 28, 2010. However, there can be no assurances that the Merger will be completed by that time, or ever.

Business of the Company

          The Company is currently a shell company with nominal assets whose sole business has been to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which the Company would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity.

Business of Lyfetec

          Lyfetec is in the business of early detection of major illnesses such as cancer through the analysis of blood, saliva, urine, hair and other substances. Products and services include a combination of personal health screening kits and international third party testing services targeted for the global consumer health market.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

2.1

Agreement and Plan of Merger dated September 23, 2009 by and between Genesis Capital Corporation of Nevada, Genesis Capital Acquisition Corp., Lyfetec, Inc., the preferred shareholders of Genesis Capital Corporation, Macada Holding, Inc., and the shareholders of Macada.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: ___________, 2009

Genesis Capital Corporation of Nevada

By: /s/ Richard Astrom

Name: Richard Astrom

Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1

Agreement and Plan of Merger dated September 23, 2009 by and between Genesis Capital Corporation of Nevada, Genesis Capital Acquisition Corp., Lyfetec, Inc., the preferred shareholders of Genesis Capital Corporation, Macada Holding, Inc., and the shareholders of Macada.